Exhibit 99.1


                       AIRCRAFT SALE & PURCHASE AGREEMENT
                          Dated as of November 14, 2005


                                 JETGLOBAL, LLC

                                    as Seller



                                       and



                           AVIATION FINANCE GROUP, LLC

                                  as Purchaser
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                 relating to twelve (12) Boeing 737-200 Aircraft
               manufacturer's serial number - As specified herein
           engines manufacturer's serial numbers - As specified herein
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


                                    CONTENTS

Clause                                                                     Page

1.     Interpretation.......................................................3
2.     Representations And Warranties.......................................3
3.     Agreement To Sell And Purchase.......................................3
4.     Conditions Precedent.................................................9
5.     Purchase Price......................................................10
6.     Acceptance..........................................................12
7.     Delivery............................................................12
8.     Aircraft Condition & Warranties.....................................13
9.     Registration Fees...................................................14
10.    Indemnification.....................................................14
11.    Substitute Aircraft.................................................16
12.    Insurance ..........................................................16
13.    Further Provisions..................................................17
14.    Governing Law ......................................................19
15.    Brokers And Other Third Parties.....................................19
16.    Confidentiality.....................................................19
17.    Cooperation ........................................................19
18.    Assignment Of Warranties............................................20

SCHEDULE 1           DESCRIPTION OF AIRCRAFT................................1

SCHEDULE 2           DEFINITIONS............................................1

SCHEDULE 3           CONDITIONS PRECEDENT...................................1
       Part A        Seller Conditions Precedent............................1
       Part B        Purchaser Conditions Precedent.........................2

SCHEDULE 4           REPRESENTATIONS AND WARRANTIES.........................1
       Part A        Seller's Representations And Warranties................1
       Part B        Purchaser's Representations And Warranties.............2

SCHEDULE 5           AIRCRAFT BILL OF SALE..................................1

                                       -1-



SCHEDULE 6           FORM OF ACCEPTANCE CERTIFICATE.........................1

SCHEDULE 7           AIRCRAFT SPECIFICATION SUMMARY.........................1

SCHEDULE 8           STANDARD DOCUMENT LIST.................................1

SCHEDULE 9           INSURANCE REQUIREMENTS.................................1

                                       -2-

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THIS AGREEMENT is made as of November 14, 2005

AMONG:

JETGLOBAL, LLC, a company organized in the State of Delaware, United States of America, with its address at c/o BCI Aircraft Leasing, Inc., 330 North Wabash Avenue, Suite 2802, Chicago, Illinois 60611 ("Seller"); and

AVIATION FINANCE GROUP, LLC, a company organized in the State of Delaware, United States of America, with its address at 18604 Phantom Street, Victorville, California 92394 ("Purchaser").

IT IS AGREED as follows.

1.   INTERPRETATION

1.1  Definitions: Capitalized words and expressions are defined in Schedule 2.

1.2 Construction: Headings are to be ignored in construing this Agreement and unless the contrary intention is stated, a reference to:

     (a) each of "Seller", "Purchaser" or any other Person includes any permitted successors and assignees;

     (b)  words importing the plural shall include the singular and vice versa;

     (c) any document shall include that document as amended, novated, assigned or supplemented;

     (d) a Clause or a Schedule is to a clause of or a schedule to this Agreement;

     (e) any Law, or to any specified provision of any Law, is a reference to such Law or provision as amended, substituted or re-enacted.

2.   REPRESENTATIONS AND WARRANTIES

On the date of this Agreement, and on the Delivery Date for each Aircraft, Seller represents and warrants to Purchaser in accordance with Part A of
Schedule 4 and Purchaser represents and warrants to Seller in accordance with Part B of Schedule 4.

3.   AGREEMENT TO SELL AND PURCHASE

3.1  Aircraft Status. On and subject to the terms of this Agreement:

     (a) except as specified herein, the Aircraft (including the Aircraft Documents) will be sold by the Seller and purchased by the Purchaser on the Delivery Date for such Aircraft in an "AS IS", "WHERE IS" condition; and

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     (b)  Seller shall pass to Purchaser upon Delivery of such Aircraft good and marketable title to such Aircraft (including the Aircraft Documents), free and clear of any and all Security Interests other than Permitted Liens.

3.2  Delivery Documents: At or before Delivery of each Aircraft:

     (a) Seller shall deliver to Purchaser, the Bill of Sale for such Aircraft duly executed by Seller;

     (b) Seller shall have delivered to FAA Counsel an FAA Bill of Sale for such Aircraft duly executed by Seller in favor of Purchaser, and shall instruct FAA Counsel at Delivery for such Aircraft to file the FAA Bill of Sale with the FAA;

     (c) Purchaser shall deliver to FAA Counsel an FAA Form 8050-1 Application for Registration for such Aircraft duly executed by Purchaser;

     (d) Purchaser shall deliver to Seller an Acceptance Certificate for such Aircraft duly executed by Purchaser; and

     (e) Seller shall deliver such other documents as are reasonably necessary to transfer to Purchaser good and marketable title to such Aircraft (including the Aircraft Documents), free and clear of all Security Interest (except Permitted Liens), and Purchaser shall deliver such other documents as are reasonably necessary to effect registration of the Aircraft in Purchaser's name with the FAA.

     (f) Seller and Purchaser shall have received a written opinion from FAA Counsel as to the status of the filings with the FAA in respect of the Aircraft, and the absence of any Security Interests of record with the FAA (other than Permitted Liens) in respect of the Aircraft.

The documents referred to in this Clause 3.2 are defined for purposes of this agreement as the "Delivery Documents".

3.3 Security Interests: The Aircraft shall upon Delivery be free and clear of any Security Interests (other than Permitted Liens) and claims of third parties.

3.4 Passage of Title & Risk of Loss: Title to the Aircraft shall pass to Purchaser when the Bill of Sale is delivered to Purchaser and the Acceptance Certificate is delivered to Seller. Risk of loss, destruction of, or damage to the Aircraft shall pass to Purchaser simultaneously with transfer of title.

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3.5     Damage before Delivery: If after the Pre-Delivery Inspection but before
        Delivery, an Aircraft suffers damage and the cost to repair such damage is less than $100,000 in the aggregate, which does not constitute an Event of Loss, Seller shall procure the repair of such damage in a workmanlike manner. If after the Pre-Delivery Inspection but before Delivery, an Aircraft suffers damage and the cost to repair such damage is in excess of $100,000 in the aggregate, which does not constitute an Event of Loss, then:

     (a)  Seller shall promptly notify Purchaser of the details of such damage;

     (b) Seller shall determine and notify Purchaser as soon as reasonably practicable whether, in Seller's reasonable opinion, such damage can be economically repaired and the date by which such repair can reasonably be expected to be completed;

     (c) If Seller notifies Purchaser that such damage can be economically repaired, Purchaser shall in light of Seller's notice, promptly notify Seller whether Purchaser is prepared to proceed with the purchase of the Aircraft, subject to the damage being repaired prior to the date specified by Seller as contemplated by Clause (b), above (or such later date as may be acceptable to Purchaser). If Purchaser is prepared to proceed on the basis of the repair, Seller shall procure the repair in a workmanlike manner. However if (i) such Aircraft cannot be economically repaired, as reasonably determined by Seller,
          (ii) the repair is not so completed and such Aircraft is not delivered to Purchaser on or before the date specified by Seller as contemplated by Clause (b), above (or such later date as may be acceptable to Purchaser) or (iii) Purchaser reasonably declines to proceed on the basis of the repair of such Aircraft and so notifies Seller, then no party hereto shall have any further obligation or liability to the other under this Agreement in respect of such Aircraft (and Seller and Purchaser shall instruct the Escrow Company to return a portion of the Deposit equal to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to Purchaser). In the event such Aircraft can be economically repaired, as reasonably determined by Seller, and Purchaser is willing to proceed with the purchase after repair of such Aircraft, then Seller shall proceed with such repairs and the parties hereto shall consummate this Agreement with respect to the repaired Aircraft in accordance with the provisions of this Agreement.

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3.6  Event of Loss Prior to Closing.

     (a) Event of Loss. In the event that an Aircraft suffers an Event of Loss prior to Delivery with respect to such Aircraft, then, with effect from the date of such Event of Loss:

     (i) this Agreement shall automatically terminate with respect to such Aircraft suffering such Event of Loss;

     (ii) Purchaser shall have no further obligation or liability to the Seller with respect to such Aircraft under this Agreement,

     (iii) Seller shall have no further obligation or liability to Purchaser with respect to such Aircraft; and

     (iv) for the avoidance of doubt, (A) each of the parties hereto expressly acknowledges and agrees that, notwithstanding the termination of this Agreement with respect to the Aircraft suffering the Event of Loss as provided in this Clause 3.6(a), this Agreement shall remain in full force and effect, and each party hereto shall remain bound in all respects in accordance with the terms hereof, with respect to all other Aircraft that have not suffered such Event of Loss and (B) Seller and Purchaser shall instruct the Escrow Company to return a portion of the Deposit equal to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to Purchaser.

     (b) Incipient Event of Loss. If circumstances are such that with the passage of time and/or a relevant determination an Event of Loss might arise with respect to any Aircraft and those circumstances continue for more than twenty (20) days, then either Seller or Purchaser may at any time thereafter terminate this Agreement with respect to such Aircraft by giving notice to the other, in which case the provisions of Clause 3.6 (a) above shall apply from and after the delivery of such notice.

3.7  Pre-Delivery Inspection.

     The following is an additional condition to the obligation of the Purchaser to acquire each Aircraft:

     Seller shall make the Aircraft (including the Aircraft Documents for such Aircraft) available to Purchaser in lots of four at the Expected Delivery Location to enable Purchaser to conduct a ground inspection of such Aircraft and an inspection of the Aircraft Documents for such Aircraft (collectively, the "Pre-Delivery Inspection"). Subject to Clause 3.8, the Pre-Delivery Inspection for such Aircraft and such Aircraft Documents shall occur during a period of 15 days, commencing on the date that Seller

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     notifies Purchaser that such Aircraft and such Aircraft Documents are available for the Pre-Delivery Inspection at the Expected Delivery Location and such Aircraft and such Aircraft Documents are in fact available to Purchaser (the "Inspection Period"). The Pre-Delivery Inspection will be conducted at Purchaser's expense, and shall include a power assurance run of the Engines and auxiliary power unit of each Aircraft.

     During the Pre-Delivery Inspection for such Aircraft, Purchaser shall have the right to determine if (a) the condition of such Aircraft is consistent in all material respects with the description of the Aircraft in the Aircraft Specification Summary and (b) the Aircraft Documents for such Aircraft include all of the documents listed and described in the Standard Document List (the "Inspection Conditions"). If such Aircraft and Aircraft Documents comply with the Inspection Conditions, Purchaser shall within two
     (2) Business Days following completion of the Inspection Period for such Aircraft notify Seller in writing whether any or all such Aircraft are approved for purchase ("Written Approval"). If Purchaser has reasonably determined that any such Aircraft or Aircraft Documents are not in compliance with the Inspection Conditions, Purchaser shall within two (2) Business Days following completion of the Inspection Period for such Aircraft notify Seller in writing and describe in reasonable detail why Purchaser has determined that such Aircraft or Aircraft Documents are not in compliance with the Inspection Conditions (a "Rejection Notice"), but Seller and Purchaser shall proceed with the sale and purchase of the Aircraft for which Purchaser has provided a Written Approval to Seller in accordance with the provisions of this Agreement. If Purchaser has provided Seller with a Rejection Notice with respect to an Aircraft, Seller may, at its option, within ten (10) Business Days of receipt of a Rejection Notice (or such later date as Purchaser and Seller may agree), cure and correct the condition of such Aircraft and such Aircraft Documents so as to cause them to comply with the Inspection Conditions. If Seller causes such Aircraft and Aircraft Documents to comply with the Inspection Conditions within such ten (10) Business Day period (or such later date as Purchaser and Seller may agree), Purchaser shall promptly deliver Seller a Written Approval. If Seller does not cause such Aircraft and Aircraft Documents to comply with the Inspection Conditions within such ten (10) Business Day period (or such later date as Purchaser and Seller may agree), Purchaser may elect, in its sole discretion, within five (5) Business Days after the completion of such ten (10) Business Day period (or such later date as Purchaser and Seller may agree), to either (i) accept such Aircraft and such Aircraft Documents for purchase despite such non-compliance by delivering to Seller a Written Approval (but notwithstanding acceptance of such Aircraft for purchase under such conditions, Seller agrees that Purchaser may make reasonable requests of Seller from time to time for co-operation in locating or obtaining information, records or parts for such Aircraft, and Seller will in good faith use all reasonable efforts to locate or obtain such information, records or parts; provided that Seller shall not be required to purchase or pay for such information, records or parts) or (ii) reject such Aircraft by delivering to Seller a final Rejection Notice. If Purchaser delivers to Seller such final Rejection Notice, (A) Seller shall be relieved of its obligation to sell, and Purchaser shall be relieved of its obligation to buy, such Aircraft, (B) this Agreement shall terminate with respect to such Aircraft, and (C) Seller and Purchaser shall cooperate as may be necessary to cause a portion of the Deposit equal to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for each rejected Aircraft to be returned to Purchaser by the Escrow Company. Notwithstanding the foregoing, if Purchaser gives Seller a Rejection Notice for an Aircraft because the Aircraft Documents for such Aircraft are inadequate or incomplete, and if such Aircraft Documents were delivered or were required to be delivered to Seller under the Aircraft Sale and Purchase Agreement between Seller and Jetran LLC ("Jetran") dated September 2, 2005 (the "Jetran Purchase Agreement"), Seller shall use all reasonable efforts to obtain and deliver all such Aircraft Documents to Purchaser as promptly as possible, and Seller and Purchaser shall thereafter complete the sale and purchase of such Aircraft in accordance with the provisions of this Agreement.

     If Purchaser fails to deliver to Seller any Written Approval or any Rejection Notice within the time requirements set forth in the preceding paragraph and such failure continues for five (5) days after Seller delivers written notice of such failure to Purchaser, Seller shall have the right to terminate this Agreement either with respect to such Aircraft or with respect to the Agreement as a whole, at Seller's sole option.

3.8  Group I Aircraft.

     Purchaser hereby acknowledges and agrees that prior to the date of this Agreement Purchaser has commenced its Pre-Delivery Inspection with respect to the Group I Aircraft. Seller and Purchaser acknowledge and agree that Purchaser has not received all of the Aircraft Documents for such Aircraft. Therefore, the Inspection Period for the Group I Aircraft and the Aircraft Documents for such Aircraft shall end five (5) days after the date on which Seller notifies Purchaser that all such Aircraft Documents have been delivered to Purchaser at the Expected Delivery Location and all such Aircraft Documents are in fact delivered to Purchaser at the Expected Delivery Location.

3.9  Maintenance and Services Agreement.

     Purchaser and Seller hereby acknowledge that Purchaser and Hamilton Aerospace Technologies, Inc. ("Hamilton") have been negotiating a maintenance and services agreement providing for the repair and maintenance of the Aircraft (the "Maintenance Agreement") and have substantially agreed upon the commercial terms thereto. Purchaser and Hamilton have agreed to negotiate in good faith and use commercially reasonable efforts to finalize and execute the Maintenance Agreement no later than five (5) Business Days after the date of this Agreement (the "Maintenance Agreement Deadline"). If, after using commercially reasonable efforts, Purchaser and Hamilton do not enter into a Maintenance Agreement, in form and substance reasonably satisfactory to Purchaser, by the Maintenance Agreement Deadline, Purchaser may, in its sole discretion, terminate this Agreement by providing written notice to Seller no later than two (2) Business Days after the Maintenance Agreement Deadline. If Purchaser terminates this Agreement in accordance with this Section 3.9, (a) Seller shall be relieved of its obligation to sell, and Purchaser shall be relieved of its obligation to buy, any and all of the Aircraft and (b) Seller and Purchaser shall cooperate as may be necessary to cause the Deposit to be returned to Purchaser by the Escrow Company.

4.   CONDITIONS PRECEDENT

4.1  Seller Conditions:

     Seller's obligation to sell each Aircraft to Purchaser shall be subject to fulfilment of the Seller Conditions Precedent on or before the Final Delivery Date for such Aircraft (except to the extent that Seller agrees in writing in its absolute discretion to waive or defer any such condition).

     The Seller Conditions Precedent have been inserted for Seller's benefit and may be waived in writing, in whole or in part and with or without conditions, by Seller.

     If any of the Seller Conditions Precedent for any Aircraft remain outstanding on the Final Delivery Date for such Aircraft and are not waived or deferred in writing by Seller, Seller may at any time after close of business in New York on the Final Delivery Date for such Aircraft terminate its obligation to sell such Aircraft by notice to Purchaser, whereupon the rights and obligations of the parties hereunder with respect to such Aircraft shall cease and be discharged without further liability on the part of either Seller or Purchaser (except that Seller and Purchaser shall cooperate as may be necessary to cause a portion of the Deposit equal to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for each relevant Aircraft to be returned to Purchaser by the Escrow Company).

4.2  Purchaser Conditions:

     Purchaser's obligation to purchase each Aircraft shall be subject to fulfilment of each of the Purchaser Conditions Precedent on or before the Final Delivery Date for such Aircraft (except to the extent that Purchaser agrees in writing in its absolute discretion to waive or defer any such condition).

     The Purchaser Conditions Precedent have been inserted for Purchaser's benefit and may be waived in writing, in whole or in part and with or without conditions, by Purchaser.

     If any of the Purchaser Conditions Precedent for any Aircraft remain outstanding on the Final Delivery Date for such Aircraft and are not waived or deferred in writing by Purchaser, Purchaser may at any time after close of business in New York on the Final Delivery Date for such Aircraft terminate its obligation to purchase such Aircraft by notice, whereupon the rights and obligations of the parties hereunder with respect to such Aircraft shall cease and be discharged without further liability on the part of either Seller or Purchaser (except that Seller and Purchaser shall cooperate as may be necessary to cause a portion of the Deposit equal to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for each relevant Aircraft to be returned to Purchaser by the Escrow Company).

5.   PURCHASE PRICE

5.1 Amount: The purchase price for each Aircraft shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (for each Aircraft, the "Purchase Price"), or an aggregate of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for all Aircraft.

     (a) Seller acknowledges that prior to the execution of this Agreement, Purchaser deposited [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Deposit") with the Escrow Company. The Deposit shall be applied in the prorated amount of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Purchase Price of each Aircraft as such Aircraft is purchased by Purchaser hereunder. If the last Aircraft to be purchased hereunder fails to meet the conditions precedent to Delivery set forth herein or Purchaser otherwise rejects such last Aircraft in accordance with the provisions of this Agreement, the remaining Deposit will be promptly returned to Purchaser.

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     (b) At the closing for each Aircraft at the time of Delivery, Purchaser will pay to the Seller the Purchase Price for such Aircraft (less the portion of the Deposit referred to above for such Aircraft, which amount will be paid to Seller by the Escrow Company).

5.2 Seller's Account: The Purchase Price for each Aircraft shall be paid by wire transfer of immediately available U.S. Dollar funds to the following account:

     Bank:               [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                         THE SECURITIES AND EXCHANGE COMMISSION]
     ABA Number:         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                         THE SECURITIES AND EXCHANGE COMMISSION]
     Account Number:     [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                         THE SECURITIES AND EXCHANGE COMMISSION]
     Swift Code:         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                         THE SECURITIES AND EXCHANGE COMMISSION]
     Account Name:       [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                         THE SECURITIES AND EXCHANGE COMMISSION]

5.4  Payment of Taxes:

     (a) The parties will co-operate so that the Delivery Location shall be in a jurisdiction where the imposition upon Seller and/or Purchaser and/or the Aircraft of any Sales Taxes arising out of the sale of the Aircraft under this Agreement is minimized.

     (b) Purchaser will indemnify and hold Seller, its affiliates and subsidiaries and each of their respective officers, directors, members, managers and employees ("Tax Indemnitees"), harmless from and against any and all Sales Taxes and expenses assessed against any Tax Indemnitee, Purchaser or the Aircraft or any part thereof by any Government Entity resulting from or arising in connection with the sale of the Aircraft hereunder.

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     (c) All payments to be made by Purchaser under this Agreement shall be made in full without set off or counterclaim whatsoever and shall be made in full without any deduction or withholding whatsoever. If however a deduction or withholding for Taxes is required by law, Purchaser shall:

     (i) immediately pay to Seller such additional amount so that the net amount received by Seller will equal the full amount which would have been received by it had no such deduction or withholding been made;

    (iii) pay to the relevant taxation authority or other authorities within the time allowed by law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-clause); and

     (iv) provide Seller within the period for payment permitted by the relevant law with an official receipt of the relevant taxation authorities for all amounts so deducted or withheld or if such receipts are not issued by the taxation authorities concerned, a certificate of deduction or equivalent evidence of the relevant deduction or withholding.

6.   ACCEPTANCE

6.1 Subject to Clause 3.7, Purchaser shall execute and deliver to Seller on the Delivery Date for an Aircraft an Acceptance Certificate in respect of such Aircraft. Delivery of the Acceptance Certificate for an Aircraft by Purchaser to Seller shall be conclusive proof that Purchaser has examined and investigated such Aircraft and that it his acceptable and in every way satisfactory to Purchaser.

7.   DELIVERY

7.1 Delivery: Subject to satisfaction (or waiver or deferral with the agreement in writing of Seller) of the Seller Conditions Precedent, Seller shall on the Delivery Date for each Aircraft: (a) transfer title of such Aircraft through the execution and delivery of the applicable Delivery Documents,
     (b) deliver such Aircraft and the Aircraft Documents for such Aircraft to Purchaser; and (c) transfer care, custody and control of such Aircraft to Purchaser.

7.2 Delivery Date: With respect to each Aircraft, Delivery will take place no later than fourteen (14) days after Purchaser delivers a Written Approval to Seller for such Aircraft. Purchaser hereby agrees that if Delivery of any Aircraft does not occur within fourteen (14) days after Purchaser delivers a Written Approval to Seller for such Aircraft because of a material default by Purchaser, Seller shall have the right to terminate this Agreement with respect to such Aircraft; provided, however, that if Delivery of any Aircraft does not occur within fourteen (14) days after Purchaser delivers a Written Approval to Seller for such Aircraft because of Purchaser's failure to pay the Purchase Price for such Aircraft, Seller shall have the right to terminate this Agreement either with respect to such Aircraft or with respect to the Agreement as a whole, at Seller's sole option.

7.3 Delivery Location: The Bill of Sale for each Aircraft shall be delivered to Purchaser while such Aircraft is located in one of the following locations (the "Delivery Location"):

     (a)  the Expected Delivery Location; or

     (b) with the agreement of the parties, another jurisdiction that the parties are satisfied that no Sales Taxes will be imposed upon any Tax Indemnitee, Purchaser or such Aircraft as a result of the transfer of title to such Aircraft while such Aircraft is located in such jurisdiction, other than any Sales Taxes which Seller or Purchaser may agree in writing to bear.

7.4 Tender and Acceptance of Delivery: On the Delivery Date for each Aircraft, subject to this Agreement, Seller shall tender good and marketable title to such Aircraft for Delivery and Purchaser shall accept Delivery of such Aircraft by executing and delivering the Acceptance Certificate to Seller. Seller and Purchaser each agrees to perform and observe all terms, conditions, obligations and agreements to be performed or observed by it hereunder and under the other Transaction Documents. Time is of the essence, and the parties agree to take all action as may be reasonably required to complete the purchase and sale of the Aircraft as promptly as possible.

8.   AIRCRAFT CONDITION & WARRANTIES

8.1  Limitation on Warranties.

     EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE OTHER TRANSACTION DOCUMENTS TO THE CONTRARY, AS BETWEEN THE SELLER AND PURCHASER, PURCHASER SHALL UNCONDITIONALLY ACCEPT EACH AIRCRAFT, IF ANY, "AS IS," "WHERE IS" AND "WITH ALL FAULTS." THE REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER OF ANY KIND WHATSOEVER, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED, AND SELLER HAS NOT MADE AND SELLER SHALL NOT BE DEEMED TO HAVE

     MADE, AND SELLER HEREBY DISCLAIMS, (I) ANY REPRESENTATION, WARRANTY OR COVENANT (EXCEPT THE REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS TO WHICH SELLER IS A PARTY) AS TO THE AIRWORTHINESS, CONDITION, DESIGN, VALUE, OPERATION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OF ANY AIRCRAFT (OR ANY PART THEREOF), THE FREEDOM OF ANY AIRCRAFT (OR ANY PART THEREOF) FROM ANY LATENT OR OTHER DEFECT (WHETHER OR NOT DISCOVERABLE) OR ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR THE LIKE, OR THE COMPLIANCE OF ANY AIRCRAFT (OR ANY PART THEREOF) WITH ANY APPLICABLE LAWS OR REGULATIONS, (II) ALL OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED (EXCEPT THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS TO WHICH SELLER IS A PARTY); IT BEING UNDERSTOOD THAT ALL SUCH FOREGOING DISCLAIMED RISKS, AS BETWEEN SELLER AND PURCHASER, ARE TO BE BORNE SOLELY BY PURCHASER.

9.   REGISTRATION FEES

     Purchaser shall bear any fees payable to the FAA in connection with the registration of Purchaser's title to the Aircraft with the FAA. Seller shall bear all other fees payable to the FAA in connection with the transfer of title to the Aircraft hereunder. Seller and Purchaser shall share equally the fees and expenses payable to FAA Counsel for the services rendered by FAA Counsel for the transactions contemplated by this Agreement.

10.  INDEMNIFICATION.

     (a) Indemnification of Purchaser. Seller agrees to indemnify, defend and hold harmless Purchaser and Purchaser's subsidiaries and affiliates, and their respective members, managers, shareholders, partners, contractors, officers, directors, representatives, agents and employees (collectively, "Purchaser Indemnitees") from and against any and all Losses suffered or incurred by any Purchaser Indemnitee to the extent the Losses are based upon or arise out of (i) the purchase, manufacture, ownership, possession, registration, performance, transportation, management, sale, control, inspection, use or operation, design, condition, testing, delivery, leasing, maintenance, repair, service, modification, overhaul, replacement, removal or redelivery of any Aircraft, or any loss of or damage to such Aircraft, or otherwise in connection with such Aircraft or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters, in each case to the extent occurring or attributable to the period of time prior to Delivery on the applicable Delivery Date for such Aircraft; (ii) any design, article or material in any Aircraft or the operation or use thereof constituting an infringement of patent, copyright, trademark, design or other proprietary right or a breach of any obligation of confidentiality owed to any person to the extent that any Losses attributable to the matters described in this subclause (ii) arise out of any act, omission, event or circumstance occurring prior to the Delivery on the applicable Delivery Date; (iii) any breach by Seller of any representation or warranty of Seller contained herein or in any other Transaction Document; or (iv) any failure of Seller to pay, perform or comply with any covenant, duty or obligation of Seller contained herein or in any other Transaction Document; provided that the liability of the Seller for any obligation under clauses
     (i) or (ii) shall be solely for Losses which arise directly from a third party claim against a Purchaser Indemnitee. The indemnity set forth in this Clause 10(a) shall not apply to any Loss (1) which is attributable to the willful misconduct or gross negligence of Purchaser or its employees, servants or agents, (2) which results from the breach by Purchaser of any representation, warranty or covenant made herein, in any of the other Transaction Documents, (3) which are ordinary or usual operating or overhead expenses of Purchaser (except to the extent the same arise on the occurrence of any breach by Seller of its obligations under this Agreement or the other applicable Transaction Documents), (4) which are required to be borne by Purchaser in accordance with any other express provision contained in this Agreement or any other Transaction Document.

     (b) Indemnification of Seller. The Purchaser agrees to indemnify, defend and hold harmless Seller and Seller's subsidiaries and affiliates, and their respective members, managers, shareholders, partners, contractors, officers, directors, representatives, agents and employees (collectively, "Seller Indemnitees") from and against any and all Losses suffered or incurred by any Seller Indemnitee, to the extent the Losses are based upon or arise out of (i) the purchase, manufacture, ownership, possession, registration, performance, transportation, management, sale, control, inspection, use or operation, design, condition, testing, delivery, leasing, maintenance, repair, service, modification, overhaul, replacement, removal or redelivery of any Aircraft, or any loss of or damage to such Aircraft, or otherwise in connection with such Aircraft or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters, in each case to the extent occurring or attributable to the period of time after

     Delivery on the applicable Delivery Date for such Aircraft, (ii) any design, article or material in any Aircraft or the operation or use thereof constituting an infringement of patent, copyright, trademark, design or other proprietary right or a breach of any obligation of confidentiality owed to any person to the extent that any Losses attributable to the matters described in this subclause (ii) arise out of any act, omission, event or circumstance occurring after Delivery on the applicable Delivery Date; (iii) any breach by the Purchaser of any representation or warranty of the Purchaser contained herein or in any other Transaction Document; or
     (iv) any failure of the Purchaser to pay, perform or comply with any covenant, duty or obligation of the Purchaser contained herein or in any other Transaction Document; provided that the liability of the Purchaser for any obligation under clauses (i) and (ii) shall be solely for Losses which arise directly from a third party claim against a Seller Indemnitee. The indemnity set forth in this Clause 10(b) shall not apply to any Loss
     (1) which is attributable to the willful misconduct or gross negligence of Seller or any of its employees, servants or agents, (2) which results from the breach by Seller of any representation, warranty or covenant made herein, in any of the other Transaction Documents, (3) which are ordinary or usual operating or overhead expenses of Seller (except to the extent the same arise on the occurrence of any breach by Purchaser of its obligations under this Agreement or the other applicable Transaction Documents), or (4) which are required to be borne by Seller in accordance with any other express provision contained in this Agreement or any other Transaction Document.

11.  SUBSTITUTE AIRCRAFT

     Pursuant to the Jetran Purchase Agreement, Seller agreed to purchase from Jetran certain aircraft, including the Aircraft. If Jetran fails to sell to Seller any of the Aircraft pursuant to the terms of the Jetran Purchase Agreement, Seller shall substitute another aircraft (with aircraft documents) of equal or greater value and utility for such Aircraft. In such event, such substituted aircraft shall replace such Aircraft for all purposes under this Agreement.

12.  INSURANCE

     Purchaser shall maintain, or cause to be maintained, the liability insurance described in Schedule 9 with respect to each Aircraft, with Seller, Jetran, LLC, Jetran, International, Ltd., GE Capital Aviation Services, Inc. and GE Commercial Aviation Services Limited, and their respective successors and permitted assigns and each of their respective shareholders, subsidiaries, affiliates, partners, contractors, officers, directors, representatives, agents and employees named as additional insureds (collectively, the "Additional Insureds"), from the applicable Delivery Date until the second anniversary of such Delivery Date. The insurance cover for each such Aircraft shall be maintained in effect with insurers of nationally or internationally recognized responsibility. Purchaser shall deliver a certificate evidencing such insurance to Seller prior to Delivery with respect to each such Aircraft and upon each renewal or replacement of cover.

13.  FURTHER PROVISIONS

13.1 Benefit of Agreement: Neither party shall assign or transfer all or any of its rights and/or obligations under this Agreement without the prior written consent of the other party.

13.2 Counterparts: This Agreement may be executed in any number of separate counterparts and each counterpart shall when executed and delivered be an original document but all counterparts shall together constitute one and the same instrument.

13.3 Waivers and Variation: Rights of a party arising under this Agreement or the general law shall not be waived or varied unless done so expressly in writing and only then in that specific case, on that specific occasion and on any terms specified.

13.4 Third Party Rights: A person who is not a party to this Agreement has no direct right to enforce any term of this Agreement nor to object or be consulted about any amendments to this Agreement.

13.5 Notices: Any notice in connection with this Agreement shall be given in writing and in English. A notice shall be delivered personally or by post, email or facsimile to the address or contact details specified below (or to such other address or contact details as may otherwise be notified by the receiving party to the sending party from time to time). A notice shall be deemed received - if posted, three (3) days after it is mailed; if sent by hand or courier, when it is delivered; if faxed, when the fax is sent with a clear transmission report:

     to Seller at:

     JetGlobal, LLC
     c/o BCI Aircraft Leasing, Inc.
     One IBM Plaza
     330 North Wabash Avenue, Suite 2802
     Chicago, Illinois 60611
     Attention:Brian N. Hollnagel
     Fax:               (312) 329-1250


     with copies to:

     Global Aircraft Solutions, Inc.
     6901 South Park Avenue
     Tucson, Arizona  85706
     Attention:         John Sawyer
     Fax:               (520) 741-1430

     Brian D. Fitzgerald, Esq.
     Rothgerber Johnson & Lyons, LLP
     1200 17th Street, Suite 3000
     Denver, Colorado  80202
     Fax:               (303) 623-9222

     to Purchaser at:

     Aviation Finance Group, LLC
     18604 Phantom Street,
     Victorville, California 92394
     Attention:Craig Garrick
     Fax:               (760) 246-1186

13.6 Invalidity of any Provision: If any part of this Agreement becomes invalid, illegal or unenforceable under any applicable law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected.

13.7 Entire Agreement: This Agreement together with the schedules attached hereto constitutes the entire agreement between the parties hereto in relation to the sale and purchase of the Aircraft and supersedes all previous proposals, representations, agreements and other written and oral communications in relation thereto.

13.8 Costs and Expenses: Except where this Agreement states differently, each party shall bear its own fees, costs and expenses arising out of or connected with this Agreement. The prevailing party in any action or proceeding between Seller and Purchaser to enforce the terms of this Agreement shall be entitled to recover from the other party all its costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party in such action or proceeding.

13.9 Further Assurances: Each party agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other documents and instruments as may be required by law or reasonably requested by the other party at the other party's expense to establish, maintain and protect the rights and remedies of the other party and carry out and effect the intent and purpose of this Agreement.

13.10 Post-Delivery Matters: Seller shall provide Purchaser with a legal opinion of FAA Counsel as to the recordation by the FAA of this the FAA Bill of Sale and the other instruments referenced for filing with the FAA herein, promptly following such recordation.

14.  GOVERNING LAW

     This Agreement in all respects shall be governed by, and construed in accordance with, the laws of the State of California. The U.N. Convention on Contracts for the International Sales of Goods is not applicable to this Agreement and all of its terms must be construed in accordance with the law applicable to domestic transactions in the State of California.

15.   BROKERS AND OTHER THIRD PARTIES

15.1 No Brokers: Each party represents and warrants to the other that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the transactions contemplated hereby or the establishment or operation of this Agreement, to any Person (other than fees payable by each party to its legal advisers or any management or related fees and expenses which may be paid or payable to Seller).

15.2 Indemnity: Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to reasonable attorneys' fees) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon this Agreement or the Transaction Documents or the Aircraft, if such claim, suit, damage, cost or expense arises out of any breach by the indemnifying party, its employees or agents of Clause 13.1.

16.  CONFIDENTIALITY

     The parties will hold the financial terms of this Agreement, any non-public financial information concerning any of the parties and all non-public information obtained pursuant to the requirements hereof which has been identified as confidential by any party, except as required by any law, rule or regulation of any governmental agency or representative thereof, delivered in response to legal process or delivered to independent auditors and counsel to the disclosing party.

17.  COOPERATION

     Subject to the last sentence of this Clause 17, Seller hereby agrees that Seller will advise Purchaser of opportunities that Seller becomes aware of for the sale or lease of the Aircraft by third parties, and Seller also agrees that in connection with such opportunities, to use all reasonable efforts in good faith to, if the circumstances so arise, to invite third parties who may have an interest in purchasing or leasing such Aircraft to make offers to Purchaser for the purchase or lease of such Aircraft. Without limiting the foregoing, Seller agrees to provide Purchaser reasonable assistance and cooperation with Purchaser's efforts to sell or lease such Aircraft to third parties. The foregoing shall not be deemed to create an agency relationship between Seller and Purchaser for the sale or lease of the Aircraft, and Seller shall not have any power to bind Purchaser or impose any obligation on Purchaser to sell or lease an Aircraft to any person. Unless otherwise agreed upon by Seller and Purchaser, Seller shall not be entitled to any commission, fee or other payment from Purchaser in connection with the performance of its obligations under this Clause 17. None of the provisions of this Clause 17 shall in any way limit or restrict the ability of Seller or any its affiliates to sell, lease, dispose of or otherwise manage any aircraft that Seller or any its affiliates own (including beneficial ownership) or have the contractual right or obligation to purchase as of the date of this Agreement ("Seller's Existing Aircraft") and Seller shall not be required to advise or notify Purchaser of any opportunity that relates to the sale, lease or disposal of any of Seller's Existing Aircraft.

18.  ASSIGNMENT OF WARRANTIES

      Effective at the time of Delivery of an Aircraft, Seller hereby assigns (and hereafter shall cause to be assigned) to Purchaser any and all rights as may exist under any warranty, product agreement or guaranty of the manufacturer of the Aircraft or of any maintenance or overhaul facility that has provided any maintenance or services in respect of the Aircraft, or any part thereof, and of any subcontractor or supplier or vendor in respect of any thereof, to the extent that such rights are assignable, have not expired, and are not extinguished as a result of this Agreement. In respect of any of the foregoing that are not assignable to Purchaser, Seller agrees, on request of Purchaser and at Purchaser's expense, to take such action as may reasonably be necessary to permit the enforcement of all such rights as directed by Purchaser for the benefit of Purchaser. Seller agrees from time to time to execute or to cause the execution of all such documents and agreements as may be necessary to further evidence the assignments hereby made or contemplated.



               [THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK.]

                                 EXECUTION PAGE

IN WITNESS whereof this Agreement has been signed on the day and year first above written

Seller

JETGLOBAL, LLC


By:      /S/ Brian Hollnagel
         -------------------
Name:    Brian Hollnagel

Title:   Manager



Purchaser

AVIATION FINANCE GROUP, LLC



By:      /s/ Craig Garrick
         -----------------
Name:    Craig Garrick

Title:   President

                                      -S-

                                   SCHEDULE1

                             DESCRIPTION OF AIRCRAFT



      --------------- ------------- ----------- ------------
                      U.S.          NO. 1 ESN   NO. 2 ESN

      MSN             REG. NO.      JT8D-15A    JT-8D-15A
      --------------- ------------- ----------- ------------
      23079              N307DL     709163      709143
      --------------- ------------- ----------- ------------
      23084              N312DL     709118      709130
      --------------- ------------- ----------- ------------
      23085              N313DL     709123      709160
      --------------- ------------- ----------- ------------
      23087              N315DL     709120      709165
      --------------- ------------- ----------- ------------
      23088              N316DL     709125      709195
      --------------- ------------- ----------- ------------
      23089              N317DL     709132      709164
      --------------- ------------- ----------- ------------
      23090              N318DL     709166      709183
       --------------- ------------- ----------- ------------
      23092              N320DL     709115      709159
       --------------- ------------- ----------- ------------
      23093              N321DL     709184      709152
      --------------- ------------- ----------- ------------
      23094              N322DL     709133      709129
      --------------- ------------- ----------- ------------
      23099              N327DL     717159      709186
      --------------- ------------- ----------- ------------
      23608              N381DL     709150      709127
      --------------- ------------- ----------- ------------

                                 Schedule 1- 1-

SCHEDULE 2                         DEFINITIONS

As used in this Aircraft Sale & Purchase Agreement, the following words will have the meanings ascribed to them in this Schedule 2.

"Acceptance Certificate" means a certificate of acceptance substantially in the form of Schedule 6;

"Additional Insureds" is defined in Clause 12;

"Aircraft" means the twelve Boeing Model 737-200 aircraft described in Schedule 1, together with the Engines and all Parts installed on or attached to such aircraft or removed from such aircraft but belonging thereto (which term includes, where the context admits, a separate reference to all Engines, Parts and Aircraft Documents);

"Aircraft Documents" means for each Aircraft, all logs, manuals, inspection reports, modification and overhaul records, certificates, technical data, and other records and information pertaining to such Aircraft, including the back to birth traceability records for all life limited Parts, which are required to be maintained in accordance with the requirements of Delta's FAA Part 121 maintenance program.

"Aircraft Specification Summary" means the specification sheet set forth in
Schedule 7;

"Bill of Sale" means for each Aircraft, the warranty bill of sale substantially in the form of Schedule 5;

"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for business in New York and California;

"Delivery" means for each Aircraft, the transfer of title of such Aircraft and transfer of care, custody and control of such Aircraft by Seller to Purchaser hereunder;

"Delivery Date" means for each Aircraft, the date upon which the Delivery of such Aircraft occurs.

"Delivery Documents" is defined in Clause 3.2;

"Delivery Location" is defined in Clause 7.3;

"Engines" means the Pratt & Whitney Model JT8D-15A engines specified in Schedule 1, together with all equipment and accessories belonging to, installed in, or appurtenant to, such engines;

"Escrow Company" means Insured Aircraft Title Service, Inc., 4848 SW 36th Street, Oklahoma City, Oklahoma 73179.

                                 Schedule 2- 1-

"Event of Loss" means with respect to an Aircraft (including for the purposes of this definition the Airframe):

(a) the actual or constructive total loss of such Aircraft (including any damage to such Aircraft which results in an insurance settlement on the basis of a total loss, or requisition for use or hire which results in an insurance settlement on the basis of a total loss); or

(b) such Aircraft being destroyed, damaged beyond economic repair or permanently rendered unfit for normal use for any reason whatsoever; or

(c) the requisition of title or other compulsory acquisition of title for any reason of such Aircraft by the government of the United States or any other authority (whether de jure or de facto); or

(d) the hijacking, theft, disappearance, condemnation, confiscation, seizure, detention or requisition for use or hire of such Aircraft which deprives Seller or any Person permitted by Seller to have possession and/or use of such Aircraft of its possession and/or use for more than 15 days (or 30 days, in the case of requisition for use or hire by the government of the State of Registration);

"Expected Delivery Location" is Southern California Logistics Airport (VCV), Victorville, California;

"FAA" means the United States Federal Aviation Administration;

"FAA Bill of Sale" for each Aircraft, an FAA Form 8050-2 bill of sale.

"FAA Counsel" means Daugherty Fowler Peregrin Haught & Jenson, the address of which is 204 N. Robinson, Suite 900, Oklahoma City, Oklahoma 73102, facsimile no. (405) 232-0865;

"Final Delivery Date" means for each Aircraft, fourteen (14) days after Purchaser delivers a Written Approval to Seller for such Aircraft;

"Government Entity" means:

(a) any national government, political subdivision thereof, or local jurisdiction therein;

(b) any instrumentality, board, commission, court, or agency of any of the above, however constituted; and

(c) any association, organisation, or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any of the above is a participant;

                                 Schedule 2- 2-

"Group I Aircraft" means the following Aircraft: (a) the Aircraft with Manufacturer's Serial Number 23084; (b) the Aircraft with Manufacturer's Serial Number 23085; (c) the Aircraft with Manufacturer's Serial Number 23087; and (d) the Aircraft with Manufacturer's Serial Number 23608;

"Guarantor" means BCI Aircraft Leasing, Inc., an Illinois corporation;

"Guaranty" means the unconditional guaranty agreement executed by Guarantor in favor of Purchaser, in form and substance satisfactory to Purchaser, guaranteeing the prompt payment and performance by Seller of its obligations hereunder and under the other Transaction Documents;

"Inspection Conditions" is defined in Clause 3.7;

"Inspection Period" is defined in Clause 3.7;

"Jetran" is defined in Clause 3.7;

"Jetran Purchase Agreement" is defined in Clause 3.7;

"Law" includes (a) any statute, decree, constitution, regulation, order, judgement or other directive of any Government Entity; (b) any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any Law described in (a), (b) or (c) above;

"Losses" means losses, liabilities, claims, proceedings, penalties, judgments, damages, costs and expenses;

"Manufacturer" means The Boeing Company, a Delaware corporation;

"Part" means any part, component, appliance, module, accessory, instrument, furnishing or other equipment (other than a complete Engine) installed on or attached to an Aircraft or Engine or removed therefrom but belonging thereto or furnished with the Aircraft on the Delivery Date;

"Permitted Lien" means any Security Interest created by or resulting from debts or liabilities or actions of Purchaser;

"Person" means any individual person, corporation, partnership, firm, joint stock company, joint venture, trust, estate, unincorporated organisation, association, Government Entity, or organisation or association of which any of the above is a member or a participant;

"Pre-Delivery Inspection" is defined in Clause 3.7.

                                 Schedule 2- 3-

"Purchase Price" is defined in Clause 5.1;

"Purchaser Conditions Precedent" means for each Aircraft, the conditions set out in Part B of Schedule 3;

"Rejection Notice" is defined in Clause 3.7.

"Sales Taxes" means any and all present and future sales, use, excise, stamp, transfer, value added, gross receipts or other taxes, duties, withholdings, levies, assessments, imposts, fees and other governmental charges of all kinds that may be imposed on any Tax Indemnitee, Purchaser or the Aircraft (or any Engine) by any Government Entity in any jurisdiction as a result of the sale or purchase of the Aircraft under this Agreement, together with any penalties, fines, surcharges and interest thereon and any additions thereto;

"Security Interest" means any mortgage, charge, pledge, lien, encumbrance, assignment, hypothecation, right of set-off or any other agreement or arrangement having the effect of conferring security;

"Seller Conditions Precedent" means for each Aircraft, the conditions specified in Part A of Schedule 3;

"Services" is defined in the Maintenance and Service Agreement;

"Standard Document List" means the list of aircraft documents set forth in
Schedule 8;

"Tax Indemnitee" is defined in Clause 5.4;

"Transaction Documents" means this Agreement, the Bill of Sale, the FAA Bill of Sale, the Acceptance Certificate, any all other agreements, documents or instruments entered into in connection herewith or therewith, and any agreement amending or supplementing any of the foregoing documents;

"US$" and "Dollars" means the lawful currency of the United States of America, and (in relation to all payments in Dollars to be made under this Agreement) same day funds.

"Written Approval" is defined in Clause 3.7.

                                 Schedule 2- 4-

                                   SCHEDULE 3

                              CONDITIONS PRECEDENT

                                     Part A
                           Seller Conditions Precedent

For each Aircraft:

1. Seller shall concurrently with Delivery receive the Acceptance Certificate duly executed by Purchaser;

2.   Seller shall have received at Delivery, the Purchase Price;

3. Seller shall be satisfied that the Delivery Location, and the arrangements described in Clause 7, do not give rise to any Sales Taxes, other than Sales Taxes which Purchaser or Seller shall have agreed in writing to bear;

4. Purchaser shall have pre-positioned in escrow with FAA Counsel the documents required to be delivered by Purchaser to FAA counsel in accordance with the Agreement;

5. The representations given by Purchaser in Part B of Schedule 4 shall be true and accurate on the Delivery Date;

6. Purchaser shall not be in material default of its obligations under this Agreement;

7. No change having occurred after the date of this Agreement in any applicable Law which would make it illegal for Seller to perform any of its obligations under this Agreement (and any other documents to be entered into pursuant hereto); provided that if any such change has occurred the parties may but shall not be obliged to use all reasonable co-operative endeavours to restructure the transaction contemplated by such documents so as to avoid the aforementioned illegality; and

8. A copy of a resolution of the manager (or other appropriate officials) of Purchaser, certified by a manager or official of Purchaser as true and correct and in full force and effect, duly authorizing the purchase of the Aircraft pursuant to this Agreement, and the execution, delivery and performance by Purchaser of this Agreement and the other Transaction Documents to which it is a party.

9.   Seller shall have received the insurance certificate described in Clause
     12.

                                 Schedule 3 - 1

                                     Part B
                         Purchaser Conditions Precedent

For each Aircraft:

1. Purchaser shall have received the Bill of Sale and the FAA Bill of Sale in respect of such Aircraft, duly executed by Seller;

2. Purchaser shall have reasonably determined, in accordance with Clause 3.7, that such Aircraft and the Aircraft Documents for such Aircraft are in compliance with the Inspection Conditions.

3. Purchaser shall be satisfied that the Delivery Location, and the arrangements described in Clause 7, do not give rise to any Sales Taxes, other than any Sales Taxes which Seller or Purchaser shall have agreed in writing to bear;

4. Purchaser shall have pre-positioned in escrow with FAA Counsel the documents required to be delivered by Purchaser to FAA counsel in accordance with the Agreement;

5. The Aircraft shall not have suffered an Event of Loss or unrepaired damage as of the Delivery;

6. The representations given by Seller in Part A of Schedule 4 shall be true and accurate on the Delivery Date;

7. No change having occurred after the date of this Agreement in any applicable Law which would make it illegal for Purchaser to perform any of its obligations under this Agreement (and any other documents to be entered into pursuant hereto); provided that if any such change has occurred the parties may but shall not be obliged to use all reasonable co-operative endeavours to restructure the transaction contemplated by such documents so as to avoid the aforementioned illegality.

8. The Seller not being in material default of its obligations under this Agreement.

9. A copy of a resolution of the manager (or other appropriate officials) of Seller, certified by a manager or official of Seller as true and correct and in full force and effect, duly authorizing the sale of the Aircraft pursuant to this Agreement and the execution, delivery and performance by Seller of this Agreement and the other Transaction Documents to which it is a party.

                                 Schedule 3 - 2

10. Purchaser shall have received a current non-incident statement in respect of such Aircraft, including each Engine.

11. Purchaser shall have received a currently, valid airworthiness certificate for such Aircraft, issued by the FAA.

12. Purchaser shall have received the Guaranty from the Guarantor, together with a certified copy of a resolution of the board of directors of Guarantor, authorizing the execution, delivery and performance of the Guaranty by Guarantor.

                                 Schedule 3 - 3

                                   SCHEDULE 4

                         REPRESENTATIONS AND WARRANTIES

Part A
                     Seller's Representations And Warranties

Seller represents and warrants to Purchaser on the date hereof and on the Delivery Date for each Aircraft as follows:

     o Seller duly exists under the laws of its state of organization in the United States of America and has the power to enter into and implement the transactions contemplated by the Transaction Documents to which it is a party;

     o the execution, delivery and performance of the Transaction Documents to which it is a party have been duly authorised by all necessary action on the part of Seller;

     o the Transaction Documents to which it is a party constitute legal, valid, binding and enforceable obligations of Seller;

     o each consent required to authorize, or required in connection with the execution, delivery or performance by Seller, or required for the legality, validity or enforceability of the Transaction Documents to which it is a party, has been obtained and is in full force and effect, and there is no default in the observance or performance of any of the conditions and restrictions (if any) imposed on or in connection therewith; and

     o the execution, delivery and performance by Seller of the Transaction Documents to which it is a party will not (i) conflict with, or result in any material breach of, any of the terms of, or constitute a default under, any agreement or document to which it is a party or by which it or any of its property or assets may be bound or (ii) contravene or conflict with the provisions of its constitutive documents.

                                 Schedule 4 - 1

                                     Part B
                   Purchaser's Representations And Warranties

Purchaser represents and warrants to Seller on the date hereof and on the Delivery Date for each Aircraft as follows:

     o Purchaser duly exists under the laws of its state of organization in the United States of America and has the power to enter into and implement the transactions contemplated by the Transaction Documents to which it is a party;

     o the execution, delivery and performance of the Transaction Documents to which it is a party have been duly authorised by all necessary corporate action on the part of Purchaser;

     o the Transaction Documents to which it is a party constitute legal, valid, binding and enforceable obligations of Purchaser;

     o each consent required to authorize, or required in connection with the execution, delivery or performance by Purchaser, or required for the legality, validity or enforceability of the Transaction Documents to which it is a party has been obtained and is in full force and effect, and there is no default in the observance or performance of any of the conditions and restrictions (if any) imposed on or in connection therewith; and

     o the execution, delivery and performance by Purchaser of the Transaction Documents to which it is a party will not (i) conflict with, or result in any material breach of, any of the terms of, or constitute a default under any agreement or document to which it is a party or by which it or any of its property or assets may be bound or
          (ii) contravene or conflict with the provisions of its constitutive documents.

                                 Schedule 4 - 2

                                   SCHEDULE 5


                              AIRCRAFT BILL OF SALE

                            One (1) B737-200 Aircraft
                    manufacturer's serial number ___________


WHEREAS, JETGLOBAL, LLC, as seller (the "Seller"), is the owner of the aircraft, engines, equipment and documents described below (hereinafter referred to as the "Aircraft"):

     o B737-200 aircraft bearing manufacturer's serial number ________; with two Pratt & Whitney model JT8D-15A engines bearing manufacturer's serial numbers __________ and ______________; and

     o all parts, components, appliances, modules, accessories, instruments, furnishings and other equipment installed on or attached to such aircraft or engines or removed therefrom but belonging or appurtenant to such aircraft or engines; and

     o    all Aircraft Documents,

as further described and defined in that certain Aircraft Sale & Purchase Agreement dated as of November 14, 2005 among JetGlobal, LLC, as Seller and Aviation Finance Group, LLC, as Purchaser (the "Aircraft Sale and Purchase Agreement"). Capitalized words used herein shall have the meaning given to such words in the Aircraft Sale and Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Seller does hereby sell, grant, convey, transfer and deliver and set over unto Aviation Finance Group, LLC, a Delaware limited liability company ("Purchaser"), "AS IS, WHERE IS", all of Seller's right, title and interest in and to the Aircraft, subject to Permitted Liens.

Seller hereby warrants to Purchaser that there is hereby conveyed to Purchaser good and marketable title to the Aircraft, Engines, parts, components, equipment installed thereon or appurtenant thereto, free and clear of all liens, claims, charges and encumbrances other than Permitted Liens, including any mortgage, pledge, lien, charge, assignment, hypothecation, security interest, lease, title retention, preferential right or trust agreement, pooling, exchange, overhaul or repair agreement, or any other interest affecting title, and that Seller will warrant and defend such title against all claims and demands whatsoever.

This Aircraft Bill of Sale is made and delivered pursuant to the provisions of the Aircraft Sale and Purchase Agreement and is governed by the laws of the State of California.

                                 Schedule 5 - 1

IN WITNESS WHEREOF, Seller has caused this instrument to be executed by its duly authorized representative on ________________, 2005.


                                        SELLER:

                                        JETGLOBAL, LLC



                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                 Schedule 5 - 2

                                  SCHEDULE 6

                         FORM OF ACCEPTANCE CERTIFICATE


                            One (1) B737-200 Aircraft
                    manufacturer's serial number ___________
                      Two Pratt & Whitney JT8D-15A Engines
                             MSN _______ and _______
         (as more particularly defined in the Aircraft Sale and Purchase
                   Agreement described below, the "Aircraft")

Aviation Finance Group, LLC (the "Purchaser") hereby certifies that pursuant to the Aircraft Sale & Purchase Agreement dated as of November 14, 2005 between Purchaser and JetGlobal, LLC, as Purchaser (the "Aircraft Sale and Purchase Agreement"):

(a) Purchaser has inspected the Aircraft, and the Aircraft conforms with the description and is in the condition and equipped as required by the Aircraft Sale and Purchase Agreement;

(b) Purchaser has accepted delivery of the Aircraft and is fully satisfied with the Aircraft and such acceptance; and

(c) Purchaser has received and inspected all of the Aircraft Documents (as defined in the Aircraft Sale and Purchase Agreement) and found them to be complete and satisfactory.

Date:
      -----------------------------

Duly executed for the Purchaser by:


AVIATION FINANCE GROUP, LLC





By:
    ----------------------------------------

Name:
      --------------------------------------

Title:
       -------------------------------------

                                 Schedule 6 - 1


                                         Schedule 7

                              Aircraft Specification Summary -
                      Exhibit 7 The following 737-200 Aircraft shall be
               delivered in fully equipped, serviceable And operating condition, including with two (2) each JT8D-15A engines, also fully equipped, serviceable and operating condition, as generally described below:

REG/MSN    S/N    Airframe H/C   Engine#     6431       Cycles Rem        Hours Rem       Hours Rem
-----------------------------------------------------------------------------------------------------
N307 DL     23079   E59000        709163      5/09         3104             1147            7582
                    E44000        709143      9/09         5210             6613            7726
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N312DL      23084    59732        709118      4/07         3165             1647            1658
                     44937        709130      8/07         2603             2845            3016
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N313DL      23084    59877        709123     4/07          2672             2484            2500
                     44937        709160     4/11          4099             11870           11871
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N315DL      23087    58963        709120    11/07          4749             7326            1430
                     44522        709165    07/07          6239             10089           10345
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N316DL      23088    57744        709125    06/08          2951             3344            3624
                     43228        709195    02/08          3133             9392            9690
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N317DL      23089   E59000        709132    05/08          4819             5593            6732
                    E44000        709164    06/08          4361             4640            5759
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N318DL      23090   E59000        709166     7/11          6528             7609            8795
                    E44000        709183     9/08          4686             8197            3758
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N320DL      23092    59767        709115     9/11          4914             4772            5700
                     43611        709159     6/08          3329             5148            6000
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N312DL      23093   E59000        709152    10/08          2938             4408            5552
                    E44000        709184    11/08          6686             6301            2991
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N322DL      23094   E59000        709129    09/09          2855             6369            1912
                    E44000        709133     6/11          4794             11008           1983
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N327DL      23099   E59000        709186    12/07          1210             1698            2900
                    E44000        717159    12/09          2043             1820            2905
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
N381DL      23608   E59000        709150     6/11          4294             4621            3152
                    E44000        709127    12/06          4990             4065            2068
-----------------------------------------------------------------------------------------------------

                                         Schedule 7 - 1

                                   SCHEDULE 8

                             Standard Documents List

--------------------------------------------------------------------------------
                                   Description

--------------------------------------------------------------------------------
CERTIFICATES
--------------------------------------------------------------------------------
Certificates of Airworthiness                                         HARD COPY
--------------------------------------------------------------------------------
Current Aircraft Registration Certificate                             HARD COPY
--------------------------------------------------------------------------------
Noise Limitation Certificate (AFM pages)                                 CD ROM
--------------------------------------------------------------------------------
Radio Station License                                                 HARD COPY
--------------------------------------------------------------------------------
Certificate of Sanitary
Construction                                                          HARD COPY
--------------------------------------------------------------------------------
AIRCRAFT STATUS  SUMMARIES
--------------------------------------------------------------------------------
Each status summary shall be certified by operator's Quality Control or Quality Assurance as being true and accurate Representation of the aircraft status or
transfer.                                                             HARD COPY
--------------------------------------------------------------------------------
Certified Status of Time in Service (Hours & Cycle) and maintenance
status.                                                               HARD COPY
--------------------------------------------------------------------------------
Certified status of Airworthiness Directives including method of compliance.
                                                                      HARD COPY
--------------------------------------------------------------------------------
Certified status of Service Bulletin's incorporated.                  HARD COPY
--------------------------------------------------------------------------------
Certified status of CPCP listing Manufacture card #, operator internal reference #, last accomplished date and next due date. Hard copy sign off documents
required.                                                             HARD COPY
--------------------------------------------------------------------------------
Summary of Operator Modifications incorporated including evidence
of FAA approval if required.                                          HARD COPY
--------------------------------------------------------------------------------
Summary of Major Repairs/ Alterations/ STC's Incorporated and
supporting documentation/ approvals                                   HARD COPY
--------------------------------------------------------------------------------
AMOC's issued for Airworthiness Directives                            HARD COPY
--------------------------------------------------------------------------------
Status of Life Limited Components ( Airframe)                         HARD COPY
--------------------------------------------------------------------------------
Last A, B, C, D Checks/ Inspection History and Current Status            CD ROM
--------------------------------------------------------------------------------
Status of Time-Controlled Components                                  HARD COPY
--------------------------------------------------------------------------------
Status of serialized On-Condition/ Condition Monitor Components       HARD COPY
--------------------------------------------------------------------------------
List of Deferred Maintenance Items (see log book)                     HARD COPY
--------------------------------------------------------------------------------
Status of any Out-of-Phase Checks, Special Inspection Requirements,
Time Limited Repairs, Etc. (ACTL Report)                              HARD COPY
--------------------------------------------------------------------------------

                                   SCHEDULE 8
                             STANDARD DOCUMENT LIST

AIRCRAFT MAINTENANCE RECORDS

Aircraft Flight Log Sheets (minimum of last 12 months)                   CD-ROM

Last "A", "B", "C", and D Checks (or equivalents) (In the event that a check is performed in phases, all phases necessary to constitute a complete block check are required. In thee event that check content varies by multiples of the check,
all multiples necessary.)                                                CD-ROM

FAA Airworthiness Directive, Service Bulletin and Modification compliance documents including engineering orders, drawings, task cards, etc., as necessary to establish method of compliance, quality control acceptance, and approval authority.
                                                                      HARD COPY

Documentation of Major Repairs accomplished in accordance with manufacturers Structural Repair Manual limits, including copies of Engineering Orders and
accomplishment work cards.                                            HARD COPY

Documentation of Major Repairs not covered by the Structural Repair Manual, and Alterations in accordance with the Manufacturer recommended data (FAA 8110-3),
including engineering orders and drawings as provided.                HARD COPY

Copies of Supplemental Type Certificates, Master Change Notices, etc. relating to any modifications and alterations to the aircraft since manufacture which is necessary to define work done and FAA certification. Compliance Document
Reference Data and all drawings as provided.                          HARD COPY

Last Aircraft weighing report (average by Delta)                      HARD COPY

Last Flight Report (see log book)                                     HARD COPY

Current Compass Deviation Card                                        HARD COPY

Copy Maintenance Program Specifications Time Limit Manual, Maintenance
Inspection Program, Part Acceptance and Serviceability Procedure.        CD-ROM

Interior configuration drawings (L.O.P.A.-Layout of
passenger accommodation)                                              HARD COPY

List of Emergency Equipment and Location Drawing                      HARD COPY

Cabin Material Burn Test documents: Cabin interiors as follows* Certification of compliance with the fire blocking requirements as outlined in FAR part 25 including: kSeat Cushions*, Back Rest Cushions*, Dress Covers*, Flight Attendants Seat Cushions & dress Covers, Floor & Coverings if refurbished.
DAL Generic Certs                                                        CD-ROM

Copy of SSID Program (DTR Forms) (see DAL Maintenance Program CD)        CD-ROM

Copy of Operator "A" Check Card                                          CD-ROM

Copy of Operator "Daily" Check Card                                      CD-ROM

Copy of Operator "B" Check Card                                          CD-ROM

                                   SCHEDULE 8
                             STANDARD DOCUMENT LIST

AIRCRAFT HISTORY RECORDS

Accident and incident Reports for Airframe                            Hard Copy

Listing of historical Aircraft Flight Times/Cycles                    Hard Copy

Aircraft Servicing Fluid Requirements:  MLG, ACM,
Hydraulic Systems, Flap Transmissions                                 Hard Copy

ENGINE RECORDS (for each engine)

Each status summary shall be certified by operator's Quality Control or Quality Assurance as being a true and accurate representation of the aircraft status at
transfer.                                                             Hard Copy


Certified Statement as to following:

Time and Cycles since new                                             Hard Copy

Time and Cycles since heavy maintenance on each
engine module (Hot/Cold Sections)                                     Hard Copy

Flying hours and cycles during airline's operation
(Engine On/Off Log)                                                   Hard Copy

Last Certified Test Cell Run                                             CD-ROM

Certified Airworthiness Directive Applicability and
Compliance Report                                                     Hard Copy

Certified Current Manufacturer Modification and Service
Bulletin Status                                                       Hard Copy

Certified List of Operator Modifications Incorporated, if any         Hard Copy

Certified List of Major Repairs and Alterations, if any               Hard Copy

Certified List and Current Status of Life Limited Components and Group "A" Life
Limited Parts                                                         Hard Copy

Accessory Status QEC List and Serial Numbers (see Build Records)         CD-ROM

FAA Forms 337 (or equivalent) for last Engine Shop Visit,
if applicable                                                         Hard Copy

Documents demonstrating installation and full traceability to new for each life limited part including individual FAA authorization release certificates (8130, JAA Form One, Commercial Transfer Ticket, or Manufacturer's Major Rotating Part
Certification) as applicable.                                         Hard Copy

Last Engine Condition Monitoring Report                               Hard Copy

Most recent engine borescope, if any                                  Media-TBD

Most recent on-wing ground performance run, if any                    Hard Copy

Engine & Accessories Oil used (i.e. brand of oil used)                Hard Copy

Accident and Incident Reports for Engine                              Hard Copy

                                   SCHEDULE 8
                             STANDARD DOCUMENT LIST

APU RECORDS

Each status summary shall be certified by operator's Quality Control or Quality Assurance as being true and accurate representation of the aircraft status at
transfer.                                                             Hard Copy

APU Hours since hot section inspection                                Hard Copy

Operator's Method for APU Time Accrual                                Hard Copy

Certified Airworthiness Directive Applicability and
Compliance Report                                                     Hard Copy

Current Manufacturer Service Bulletin Status                          Hard Copy

List of Operator Modification incorporated, if any                    Hard Copy

FAA Form 337 (or equivalent) for last shop visit, if applicable       Hard Copy

Reason for last APU removal, removal paperwork and date of APU removal   CD-ROM

Last certified test cell run, if any                                     CD-ROM


COMPONENT RECORDS/LANDING GEAR

Certified Time Controlled Component Status including details of installation date, TT, TC, TSO, CSO, date of last overhaul and certified records of last
overhaul.                                                             Hard Copy

Certified On-Condition/Condition Monitored Components status including details
of installation date, TT, TC                                          Hard Copy

Last overhaul package and certification for each landing gear.           CD-ROM




ORIGINAL DELIVERY DOCUMENTS PROVIDED AT MANUFACTURE

Manufacture AD Report                                                    CD-ROM

Aircraft Readiness Log, if provided                            Hard Copy/CD-ROM


LIST OF MANUALS

Airplane Flight Manual (all supplements FAA approved)                    CD-ROM

Weight and Balance Manual                                             Hard Copy

Maintenance Manual (Airframe)                                            CD-ROM

Wiring Diagram Manual                                                    CD-ROM

Illustrated Parts Catalog (Airframe)                                     CD-ROM

Structural Repair Manual                                                 CD-ROM

Engine Maintenance Manual                                                CD-ROM

Engine Illustrated Parts Manual                                          CD-ROM

                                   SCHEDULE 9

                             INSURANCE REQUIREMENTS

1. Comprehensive General Liability Insurance including premises and operations liability, products and completed operations liability, property damage, contractual and personal injury liability (collectively "Liability Insurance"). At all times when the Aircraft is being flown, the Liability Insurance shall also include War Risk and Allied Perils, Cargo, Passenger Baggage and Mail Liability. The Liability Insurance shall be endorsed to include the following provisions:

     (a) Additional Insured. The Additional Insureds shall be additional insureds.

     (b) Minimum Limits of Liability. A combined single limit of not less than (or a combination of primary and excess coverage, with no limitation as to any one claim, except with respect to any applicable aggregate limitation for products and completed operations liability insurance or aggregated sublimits with respect to non-passenger personal injury liability coverage as is customarily available from the worldwide aviation insurance marketplace) of $300,000,000.00 U.S. Dollars on any one occurrence, covering bodily injury, property damage and personal injury. Notwithstanding the foregoing, to the extent available, War Risk and Allied Perils Liability Coverage shall be provided at a sub-limit of not less than $50,000,000.00 U.S. Dollars in the annual aggregate for third-party, bodily injury and property damage (as part of and not in addition to the combined single limit specified above).

     (c) Primary Insurance. Such insurance shall be primary insurance without the right of contribution from any other insurance available to any Additional Insured.

2. With respect to all Liability Insurances referred to in Section 1 above:

     (a) Breach Of Warranty. Such policies of insurance shall be endorsed to include a breach of warranty provision for the benefit of the Additional Insureds.

     (b) Waiver Of Subrogation. Such policies shall be endorsed to waive such insurer's rights of subrogation, set-off, counterclaim or any other deduction, whether by attachment or otherwise against any Additional Insured.

     (c)  Notice. All insurance policies shall contain a thirty (30) day (seven
          (7) days or such lesser period as is customarily available in the case of any war risk and allied perils insurance) notice to Additional Insureds in writing of cancellation or adverse material change in coverage.

                                   Schedule 9

                                  SCHEDULE 9-2

SCHEDULE 9-2


                  AIRCRAFT ASSIGNMENT AND ASSUMPTION AGREEMENT


THIS AGREEMENT is made and entered as of November 14, 2005 by and among Aviation Finance Group, LLC, a Delaware limited liability company, with its principal office at 18604 Phantom Street, Victorville, California ("AFG"); JetGlobal, LLC, a company organized in the State of Delaware, United States of America, with its address at C/O BCI Aircraft Leasing, Inc., 330 North Wabash Avenue, Suite 2802 ("JetGlobal"), Chicago, Illinois 60611; and BCI Aircraft Leasing, Inc., an Illinois corporation, with its principal office at 330 North Wabash Ave., Suite 2802, Chicago, Illinois ("BCI").


                                    RECITALS


WHEREAS, AFT and JetGlobal have entered into a contract for the sale of 12 737-200 aircraft from BCI to AFG dated November 14, 2005 (the "Sale Contract");


WHEREAS, BCI would like to purchase AFG's rights to acquire the following aircraft from that Sale Contract: the aircraft with manufacturer's serial number 23079, registration number N307DL, including the aircraft engines bearing manufacturer's serial numbers 709163 and 709143 ("Aircraft N307DL"); and


WHEREAS, AFG is willing to assign its rights to purchase Aircraft N307DL under the Sale Contract pursuant to the following terms and agreement, JetGlobal is willing to permit such assignment and permit BCI to purchase Aircraft N307DL directly from JetGlobal under the Sale Contract, and JetGlobal is willing to release AFG from all its obligations under the Sale Contract in respect of Aircraft N307DL.


                                 Schedule 9 - 2

                                    AGREEMENT


NOW THEREFORE, AFG, BCI and JetGlobal agree as follows:

     1. ASSIGNMENT: In consideration of payment of the purchase price to be paid by BCI to AFG pursuant to Clause 4, below, AFG hereby assigns to BCI, without representation, warranty or recourse of any kind, AFG's rights to purchase Aircraft N307DL pursuant to the Sale Contract, effective immediately upon the signature of this agreement, AFG hereby transfers, assigns and delegates to BCI all of AFG's obligations, duties and liabilities under the Sale Contract, to the extent the same relate to Aircraft N307DL.

     2. ASSUMPTION: BCI hereby accept the assignment, transfer and delegation referred to in Clause 1, above, and assumes all of AFG's obligations and duties under the Sale Contract with respect to Aircraft N307DL and agrees to perform all such obligations and duties and satisfy all such liabilities effective immediately upon the signature of this agreement.

     3. ACCEPTANCE BY JETGLOBAL: By its execution below, JetGlobal hereby releases AFG from any obligation it may have under the Sale Contract with respect to Aircraft N307DL and agrees to look solely to BCI for performance of AFG's obligations with respect thereto.

     4. PURCHASE PRICE: BCI agrees to pay to AFG a purchase price of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THESECURITIES AND EXCHANGE COMMISSION] for its rights under the Sale Contract with respect to Aircraft N307DL, which payment will be due at the earlier of December 31, 2005 or the date upon which BCI closes the sale to a third party of Aircraft N307DL.

     5. SALE CONTRACT AMENDMENT: Pursuant to this agreement, the Sale Contract shall be amended as follows:

                                  Schedule 9 -3

          (a) AFG's purchase right for Aircraft N307DL shall be exercisable by BCI and AFG will be released from its obligations with respect thereto.

          (b) All other terms of the Sale Contract shall remain the same and are hereby affirmed, as modified hereby.

     6. TRANSACTION FEES AND COSTS: The parties agree that AFG shall have no fees or costs resulting from the transaction greed to herein, including, but not limited to, finders fees, taxes (other than on AFG income), sales commissions or transactional costs.

     7. GOVERNING LAW: This agreement shall be governed and construed pursuant to the laws of the State of California and the parties consent to the jurisdiction of the courts of that state.

     8. ATTORNEYS FEES AND COSTS: In any legal proceeding to enforce or interpret the terms of this agreement, the prevailing party shall be entitled to reasonable attorney fees and costs, in additional to any other relief to which it may be entitled.

     9. INTEGRATED AGREEMENT: This agreement and the Sale Contract constitute the full and complete understanding of the parties with regard to the matters set forth herein, and supersedes any other agreement, understanding or representation, whether written or verbal, between the parties or their representatives.

IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their duly authorized officers as of the day and year first written above.



Aviation Finance Group, LLC                      BCI Aircraft Leasing, Inc.



By: /s/ Craig Garrick                            By: /s/ Brian Hollnagel
    -----------------                                ------------------

Name: Craig Garrick                              Name:  Brian Hollnagel
      -------------                                     ---------------

Title: President                                 Title: President
       ---------                                        ---------

JetGlobal, LLC

By: /s/ Brian Hollnagel
    -------------------

Name: Brian N. Hollnagel
      ------------------
Title: Manager
       --------
                                 Schedule 9 - 2